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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 22, 2000


                        Commission file number 1-13970


                           CHROMCRAFT REVINGTON, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                    35-1848094
 -------------------------------            ---------------------------------
 (State or other jurisdiction of            (IRS Employer Identification No.)
  incorporation or organization)

             1100 North Washington Street, Delphi, Indiana  46923
  --------------------------------------------------------------------------
  (Address, including zip code, of registrant's principal executive offices)

                                 (765) 564-3500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On December 22, 2000, Chromcraft Revington, Inc. issued the press release attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Press Release, dated December 22, 2000

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHROMCRAFT REVINGTON, INC.
                                        --------------------------
                                        (Registrant)


Date: January 12, 2000                  By: /s/ Frank T. Kane
      ----------------                  --------------------------------------
                                        Frank T. Kane, Vice President-Finance,
                                        Chief Financial Officer and Secretary

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                               INDEX TO EXHIBITS

 Exhibit No.           Description
 -----------           -----------

    99.1               Press Release, dated December 22, 2000

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                                                                  EXHIBIT 99.1

CHROMCRAFT REVINGTON, INC.                 1100 N. Washington Street
                                           P.O. Box 238
                                           Delphi, Indiana  46923-0238
                                           Phone 765-564-3500
                                           Fax 765-564-6673


For Immediate Release                      For More Information Contact:
Friday, December 22, 2000                  Frank T. Kane, Vice President & CFO

                       Chromcraft Revington Announcement

     Delphi, Indiana - December 22, 2000 - Chromcraft Revington, Inc. (NYSE:CRC) announced today that it had received a proposal from Court Square Capital Limited, a unit of Citigroup, under which the holders of Chromcraft Revington's publicly traded shares would receive cash of $10.30 per share in a transaction to take the Company private. The offer is contingent upon the execution of a definitive merger agreement, confirmatory due diligence and the approval of the Company's Board of Directors and stockholders.
     Michael E. Thomas, President and Chief Executive Officer of Chromcraft Revington, indicated that the Company's Board of Directors plans to form an independent special committee to evaluate the proposal and intends to respond to Court Square shortly.
     Chromcraft Revington, Inc. designs, manufactures and sells residential and commercial furniture throughout the United States under the "Peters-Revington," "Chromcraft," "Silver Furniture," "Cochrane" and "Sumter Cabinet" brand names.

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